SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.

                              FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) July 3, 2002

                RIDGEWOOD ELECTRIC POWER TRUST IV
           (Exact name of registrant as specified in charter)

   Delaware                  0-25430                   22-3324608
(State or other            (Commission               (IRS Employer
jurisdiction of             File Number)              Identification
organization)                                                  No.)

947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (201) 447-9000



Item 5.  Other Events.

     On July 8, 2002, Ridgewood Electric Power Trust IV (the "Trust") received official notice from the Massachusetts Division of Energy Resources (the "Division") that the Application for Statement of Qualification filed pursuant to the Massachusetts Renewable Energy Portfolio Standard Regulations ("Regulations") by both the Indeck Jonesboro and Indeck West Enfield plants (collectively "Indeck Plants") had been approved as of July 3, 2002. Pursuant to such approval, the Division found that the Indeck Plants meet the eligibility requirements of the Regulations and therefore may market and sell renewable attributes associated with the electric generation of the Indeck Plants. The Trust and Ridgewood Electric Power Trust V jointly own a fifty-percent priority interest in the Indeck Plants. Indeck Energy Services, Inc. owns the remaining junior interest in the Indeck Plants.






SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RIDGEWOOD ELECTRIC POWER TRUST IV


Date:  July 18, 2002           By /s/ Christopher I. Naunton
                                      Christopher I. Naunton,
                                      Vice President
                                      and Chief Financial Officer